UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2025, the Board of Directors (the “Board”) of DiaMedica Therapeutics Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Daniel J. O’Connor to the Board, effective immediately. Mr. O’Connor was appointed as a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board.

Mr. O’Connor, age 60, previously served as President and Chief Executive Officer and a member of the board of directors of Ambrx Biopharma Inc. (Nasdaq: AMAM), a clinical-stage biotechnology company, from November 2022 through its acquisition by Johnson & Johnson in March 2024. From June 2021 to December 2022, Mr. O’Connor served as Chief Executive Officer and Chairman of the Board of Larkspur Health Acquisition Corp., a special purpose acquisition company which merged with and is now known as ZyVersa Therapeutics, Inc. (Nasdaq: ZVSA). Mr. O’Connor continued to serve on the board of directors of ZyVersa until May 2023. From September 2017 to June 2021, Mr. O’Connor served as President and Chief Executive Officer and a member of the board of directors of OncoSec Medical Incorporated, a cancer immunotherapy company. Prior to OncoSec, Mr. O’Connor served as President and Chief Executive Officer and a member of the board of directors of Advaxis, Inc., a cancer immunotherapy company, from January 2013 until July 2017. Prior to Advaxis, Mr. O’Connor held several positions in senior leadership, including Senior Vice President and General Counsel for Bracco Diagnostics Inc., a diagnostic imaging company; Assistant General Counsel, Chief Compliance Officer and Consultant for NPS Pharmaceuticals, Inc., a pharmaceutical company; Senior Vice President, General Counsel and Secretary for ImClone Systems Incorporated, a biopharmaceutical company; and General Counsel at PharmaNet (formerly inVentiv Health, now Syneos Health), a clinical research company. He previously served as a member of the board of directors of Seelos Therapeutics Inc. from January 2019 to May 2024 and as Vice Chairman and member of the board of trustees of BioNJ from March 2016 to November 2021. In October 2017, Mr. O’Connor was appointed to the New Jersey Biotechnology Task Force by its Governor. Prior to his career in biotechnology and drug development, Mr. O’Connor was a former criminal prosecutor in Somerset County, New Jersey. Mr. O’Connor holds a Juris Doctor degree from the Pennsylvania State University’s Dickinson School of Law and previously served as a Trusted Advisor to its Dean. He graduated from the United States Marines Corps Officer Candidate School and was commissioned as an officer in the U.S. Marines, attaining the rank of Captain. Mr. O’Connor volunteered to serve and was deployed to Saudi Arabia in advance of and during Operation Desert Shield. The Board of Directors of DiaMedica believes that the breadth and depth of Mr. O’Connor’s experience in the biopharmaceutical industry and his recent experience as Chief Executive Officer of several biotech companies, as well as other positions in senior management, enable him to make valuable contributions to the Board of Directors.

In connection with his appointment to the Board, Mr. O’Connor was granted, on February 20, 2025, an option to purchase 64,242 of the Company’s voting common shares at an exercise price equal to the fair market value of the Company’s common shares as of the date thereof under the DiaMedica Therapeutics Inc. Amended and Restated 2019 Omnibus Incentive Plan. These options will vest and become exercisable in 12 as nearly equal as possible quarterly installments over three years, and in each case so long as he is a director of the Company as of such date. As a member of the Board, Mr. O’Connor will receive customary non-employee director compensation and participate in plans and policies on the same basis as the Company’s other non-employee directors. The Company’s non-employee director compensation program was most recently described in the Company’s definitive proxy statement for its most recent Annual General Meeting of Shareholders held on May 22, 2024 under the heading “Director Compensation”; although, since the date of such filing, the initial equity award for non-employee directors increased from 0.12% of the Company’s outstanding common share to 0.15% and the annual equity award for non-employee directors increased from 0.06% of the Company’s outstanding common shares to 0.075%.

Also, in connection with the appointment of Mr. O’Connor to the Board, the Company entered into a standard indemnification agreement with Mr. O’Connor, in substantially the same form that the Company has entered into with its other non-employee directors, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

There are no arrangements or understandings between Mr. O’Connor and any other persons pursuant to which he was selected as a director and no transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, which the Company was or is to be a participant and in which or any related person had or will have a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 7.01         Regulation FD Disclosure.

The Company announced the appointment of Daniel J. O’Connor as a director in a press release issued on February 24, 2025, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the United States Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement between DiaMedica Therapeutics Inc. and Each Director and Officer (filed herewith)
99.1	Press Release dated February 24, 2025 announcing the appointment of Daniel J. O’Connor as a director (furnished herewith)
104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: February 24, 2025